Elizabeth Gioia Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

September 10, 2025

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:
The Prudential Qualified Individual Variable Contract Account
File No. 811-03625

Members of the Commission:

On behalf of The Prudential Insurance Company of America and The Prudential Qualified Individual Variable Contract Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2025, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
The Prudential Series Fund	811-03623

Some of the funds included in the Fund Company’s semi-annual report filing may not be available under every contract offered by the Registrant.  We understand that the fund has filed or will file this report with the Commission.

Please call me at (203) 402-1624 if you have any questions.

Very truly yours,

/s/Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel